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                                                                    EXHIBIT 99.1

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
         RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Glen T. Meakem, Chief Executive Officer, and I, Joan S. Hooper, Chief Financial Officer, of FreeMarkets, Inc., a Delaware Corporation, hereby certify that:

        (a) The Company's periodic report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q"), fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934, as amended; and

        (b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     * * *

CHIEF EXECUTIVE OFFICER
/s/ Glen T. Meakem
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Glen T. Meakem
Date: November 14, 2002

CHIEF FINANCIAL OFFICER
/s/ Joan S. Hooper
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Joan S. Hooper
Date: November 14, 2002